Exhibit 99.1

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UNITED STATES DISTRICT COURT

DISTRICT OF DELAWARE

JOSEPH POST, Individually and On Behalf of All Others Similarly Situated,

Plaintiff,

v.

INSTRUCTURE, INC., JOSH COATES, DAN GOLDSMITH, STEVEN A. COLLINS, WILLIAM M. CONROY, ELLEN LEVY, KEVIN THOMPSON, and LLOYD G. WATERHOUSE,

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. JURY TRIAL DEMANDED CLASS ACTION

COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934

Plaintiff, by his undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows:

NATURE OF THE ACTION

1. This action stems from a proposed transaction announced on December 4, 2019 (the “Proposed Transaction”), pursuant to which Instructure, Inc. (“Instructure” or the “Company”) will be acquired by affiliates of a fund managed by Thoma Bravo, LLC.

2. On December 4, 2019, Instructure’s Board of Directors (the “Board” or “Individual Defendants”) caused the Company to enter into an agreement and plan of merger (as amended, the “Merger Agreement”) with PIV Purchaser, LLC (“Parent”) and PIV Merger Sub, Inc. (“Merger Sub,” and together with Parent, “PIV”). Pursuant to the terms of the Merger Agreement, Instructure’s stockholders will receive $47.60 in cash for each share of Instructure common stock they own.

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3. On January 2, 2020, defendants filed a proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the Proposed Transaction, which scheduled a stockholder vote on the Proposed Transaction for February 13, 2020.

4. The Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading. Accordingly, plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with the Proxy Statement.

JURISDICTION AND VENUE

5. This Court has jurisdiction over the claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9.

6. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice.

7. Venue is proper under 28 U.S.C. § 1391(b) because a substantial portion of the transactions and wrongs complained of herein occurred in this District.

PARTIES

8. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Instructure common stock.

9. Defendant Instructure is a Delaware corporation and maintains its principal executive offices at 6330 South 3000 East, Suite 700, Salt Lake City, Utah 84121. Instructure’s

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common stock is traded on the New York Stock Exchange under the ticker symbol “INST.”

10. Defendant Josh Coates is Executive Chairman of the Board of the Company.

11. Defendant Dan Goldsmith (“Goldsmith”) is Chief Executive Officer and a director of the Company.

12. Defendant Steven A. Collins is a director of the Company.

13. Defendant William M. Conroy is a director of the Company.

14. Defendant Ellen Levy is a director of the Company.

15. Defendant Kevin Thompson is a director of the Company.

16. Defendant Lloyd G. Waterhouse is a director of the Company.

17. The defendants identified in paragraphs 10 through 16 are collectively referred to herein as the “Individual Defendants.”

CLASS ACTION ALLEGATIONS

18. Plaintiff brings this action as a class action on behalf of himself and the other public stockholders of Instructure (the “Class”). Excluded from the Class are defendants herein and any person, firm, trust, corporation, or other entity related to or affiliated with any defendant.

19. This action is properly maintainable as a class action.

20. The Class is so numerous that joinder of all members is impracticable. As of December 2, 2019, there were approximately 38,047,565 shares of Instructure common stock outstanding, held by hundreds, if not thousands, of individuals and entities scattered throughout the country.

21. Questions of law and fact are common to the Class, including, among others, whether defendants will irreparably harm plaintiff and the other members of the Class if defendants’ conduct complained of herein continues.

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22. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

23. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications that would establish incompatible standards of conduct for defendants, or adjudications that would, as a practical matter, be dispositive of the interests of individual members of the Class who are not parties to the adjudications or would substantially impair or impede those non-party Class members’ ability to protect their interests.

24. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on behalf of the Class is appropriate.

SUBSTANTIVE ALLEGATIONS

Background of the Company and the Proposed Transaction

25. Instructure is a leading software-as-a-service technology company that provides learning management system software to the global education market and employee development and engagement solutions for people-focused companies via its Bridge platform.

26. The Company’s software solutions enable organizations to develop, deliver, and manage engaging face-to-face and online learning experiences.

27. On December 4, 2019, Instructure’s Board caused the Company to enter into the Merger Agreement with PIV.

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28. Pursuant to the terms of the Merger Agreement, Instructure’s stockholders will receive $47.60 in cash for each share of Instructure common stock they own.

29. According to the press release announcing the Proposed Transaction:

Instructure (NYSE: INST) today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, LLC, a leading private equity investment firm, in an all-cash transaction that values Instructure at an aggregate equity value of approximately $2.0 billion. As part of the terms of the agreement, Instructure stockholders will receive $47.60 in cash per share. The price per share represents an 18% premium to the company’s 3-month volume-weighted average price as of October 27, 2019, the day prior to the Company’s third quarter earnings call at which it announced a strategic review for its Bridge business. . . .

J.P. Morgan Securities LLC is serving as the exclusive financial advisor to Instructure and Cooley LLP is serving as the legal advisor to Instructure. Kirkland & Ellis LLP is serving as legal advisor to Thoma Bravo.

The Proxy Statement Omits Material Information, Rendering It False and Misleading

30. Defendants filed the Proxy Statement with the SEC in connection with the Proposed Transaction, which scheduled a stockholder vote on the Proposed Transaction for February 13, 2020.

31. As set forth below, the Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading.

32. First, the Proxy Statement omits material information regarding the Company’s financial projections.

33. The Proxy Statement fails to disclose, for each set of projections: (i) all line items used to calculate (a) Adjusted EBITDA and (b) Unlevered Free Cash Flow; and (ii) a reconciliation of all non-GAAP to GAAP metrics.

34. The disclosure of projected financial information is material because it provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial

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advisor in support of its fairness opinion.

35. Second, the Proxy Statement omits material information regarding the analyses performed by the Company’s financial advisor in connection with the Proposed Transaction, J.P. Morgan Securities LLC (“JPM”).

36. With respect to JPM’s Discounted Cash Flow Analysis, the Proxy Statement fails to disclose: (i) all line items used to calculate both cases of unlevered free cash flow; (ii) the range of terminal asset values of the Company; (iii) JPM’s basis for applying a perpetual growth rate ranging from 2.5% to 3.5%; and (iv) the individual inputs and assumptions underlying the range of discount rates from 9.50% to 11.50%.

37. With respect to JPM’s Equity Research Analyst Price Targets analysis, the Proxy Statement fails to disclose: (i) the price targets observed by JPM in the analysis; and (ii) the sources thereof.

38. When a banker’s endorsement of the fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed.

39. Third, the Proxy Statement fails to disclose the timing and nature of all communications regarding “Instructure’s recent modifications of its stock-based compensation policies,” including who participated in all such discussions, which resulted in “an increase in operating expenses starting in January 2020.”1

1 See Gillian Tan, Instructure Set Up $25 Million Stock Payoff for Bosses Amid Sale, BLOOMBERG NEWS, Dec. 31, 2019 (“Three top executives at Instructure Inc. [ — Individual Defendant Goldsmith as well as Chief Financial Officer Steven Kaminsky and General Counsel Matthew Kaminer — ] may reap more than $25 million from stock awards granted shortly after a potential buyer privately approached the educational software maker early this year. . . .”).

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40. The omission of the above-referenced material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) Background of the Merger; (ii) Recommendation of the Board of Directors and Reasons for the Merger; (iii) Management Projections; and (iv) Opinion of J.P. Morgan Securities LLC.

41. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to the Company’s stockholders.

COUNT I

Claim for Violation of Section 14(a) of the 1934 Act and Rule 14a-9 Promulgated

Thereunder Against the Individual Defendants and Instructure

42. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

43. The Individual Defendants disseminated the false and misleading Proxy Statement, which contained statements that, in violation of Section 14(a) of the 1934 Act and Rule 14a-9, in light of the circumstances under which they were made, omitted to state material facts necessary to make the statements therein not materially false or misleading. Instructure is liable as the issuer of these statements.

44. The Proxy Statement was prepared, reviewed, and/or disseminated by the Individual Defendants. By virtue of their positions within the Company, the Individual Defendants were aware of this information and their duty to disclose this information in the Proxy Statement.

45. The Individual Defendants were at least negligent in filing the Proxy Statement with these materially false and misleading statements.

46. The omissions and false and misleading statements in the Proxy Statement are material in that a reasonable stockholder will consider them important in deciding how to vote on the Proposed Transaction. In addition, a reasonable investor will view a full and accurate

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disclosure as significantly altering the total mix of information made available in the Proxy Statement and in other information reasonably available to stockholders.

47. The Proxy Statement is an essential link in causing plaintiff and the Company’s stockholders to approve the Proposed Transaction.

48. By reason of the foregoing, defendants violated Section 14(a) of the 1934 Act and Rule 14a-9 promulgated thereunder.

49. Because of the false and misleading statements in the Proxy Statement, plaintiff and the Class are threatened with irreparable harm.

COUNT II

Claim for Violation of Section 20(a) of the 1934 Act

Against the Individual Defendants

50. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

51. The Individual Defendants acted as controlling persons of Instructure within the meaning of Section 20(a) of the 1934 Act as alleged herein. By virtue of their positions as officers and/or directors of Instructure and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that plaintiff contends are false and misleading.

52. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy Statement alleged by plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected.

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53. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same. The Proxy Statement contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in the making of the Proxy Statement.

54. By virtue of the foregoing, the Individual Defendants violated Section 20(a) of the 1934 Act.

55. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) of the 1934 Act and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the 1934 Act. As a direct and proximate result of defendants’ conduct, plaintiff and the Class are threatened with irreparable harm.

PRAYER FOR RELIEF

WHEREFORE, plaintiff prays for judgment and relief as follows:

A. Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction;

B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages;

C. Directing the Individual Defendants to disseminate a Proxy Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading;

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D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as well as Rule 14a-9 promulgated thereunder;

E. Awarding plaintiff the costs of this action, including reasonable allowance for plaintiff’s attorneys’ and experts’ fees; and

F. Granting such other and further relief as this Court may deem just and proper.

JURY DEMAND

Plaintiff hereby requests a trial by jury on all issues so triable.

Dated: January 10, 2020	RIGRODSKY & LONG, P.A.

By:	/s/ Gina M. Serra
OF COUNSEL: RM LAW, P.C. Richard A. Maniskas 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312 Telephone: (484) 324-6800 Facsimile: (484) 631-1305 Email: rm@maniskas.com

Brian D. Long (#4347)

Gina M. Serra (#5387)

300 Delaware Avenue, Suite 1220

Wilmington, DE 19801

Telephone: (302) 295-5310

Facsimile: (302) 654-7530

Email: bdl@rl-legal.com

Email: gms@rl-legal.com

Attorneys for Plaintiff